UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2022

Elys Game Technology, Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39170	33-0823179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Adelaide Street West, Suite 701

Toronto, Ontario M5H 2K4, Canada

(Address of principal executive offices)

1-628-258-5148

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ELYS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to 2018 Equity Incentive Plan

On December 30, 2022, Elys Game Technology, Corp. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment (Amendment No. 3) to the Company’s 2018 Equity Incentive Plan (as amended, the “2018 Equity Incentive Plan”) to increase the number of shares of common stock, par value $0.0001 per share (the “common stock”), that the Company will have authority to grant under the 2018 Equity Incentive Plan by an additional 9,000,000 shares of common stock (for a total of 16,000,000 shares). A description of the 2018 Equity Incentive Plan is set forth in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting, which was filed on December 5, 2022 with the Securities and Exchange Commission (the “Definitive Proxy Statement”), in the section entitled “PROPOSAL 3—APPROVAL OF AN AMENDMENT TO OUR 2018 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT WE WILL HAVE AUTHORITY TO GRANT UNDER THE PLAN BY AN ADDITIONAL 9,000,000 SHARES OF COMMON STOCK”, which description is incorporated by reference herein. The description is qualified in its entirety by reference to the full text of the 2018 Equity Incentive Plan, including Amendment No. 3 thereto, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and attached to the Definitive Proxy Statement as Appendix A.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on December 30, 2022, the Company’s stockholders voted on the following five (5) proposals and cast their votes as described below. A total of 19,489,320 shares of common stock were represented in person or by proxy at the Annual Meeting, which represented a quorum. These matters are described in detail in the Definitive Proxy Statement. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected.

The certified results of each of the matters voted upon at the Annual Meeting, which are more fully described in the Definitive Proxy Statement are as follows:

Proposal 1: Election of five (5) directors for terms expiring at the 2022 annual meeting of stockholders and until their successors are duly elected and qualified.

The five (5) nominees named as directors of our Board of Directors (the “Board”), each to serve a one-year term expiring at the 2022 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified, were elected with the following votes:

Name of Director	Votes For	Withheld	Broker Non-Votes

1. Michele Ciavarella	12,552,301	20,156	6,288,809
2. Andrea Mandel-Mantello	12,440,733	20,808	6,288,809
3. Victor J. Salerno	574,885	2,333,984	6,288,809
4. Paul Sallwasser	12,412,607	23,156	6,288,809
5. Steven A. Shallcross	12,442,304	23,030	6,288,809

Proposal 2: Ratification of the appointment of BDO AG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

The stockholders ratified the appointment of BDO AG as the Company’s independent registered public accounting firm for the year ending December 31, 2022 based on the votes set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

17,317,530	187,585	163,074	0

Proposal 3: Approval of an amendment (Amendment No. 3) to the 2018 Equity Incentive Plan to increase the number of shares of common stock that the Company will have the authority to grant as awards by an additional 9,000,000 shares of common stock.

As further described above in Item 5.02 of this Current Report on Form 8-K, the stockholders approved and adopted Amendment No. 3 to the 2018 Stock Incentive Plan, which amendment increased the number of shares of common stock that the Company will have authority to grant as awards under the 2018 Stock Incentive Plan by an additional 9,000,000 shares of common stock.  As a result, a maximum of 16,000,000 shares of common stock may be issued under the 2018 Stock Incentive Plan, as amended.  The results of the voting for this approved Proposal 3 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

12,089,345	1,096,827	14,339	6,288,809

Proposal 4: Approval of an amendment (in the event it is deemed advisable by the Board) to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 80,000,000 to 200,000,000 (the “Authorized Common Stock Increase”).

The stockholders approved this proposal to amend the Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 80,000,000 to 200,000,000 based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,268,718	2,313,598	85,874	0

The text of the form of the proposed amendment to the Restated Certificate of Incorporation to implement Proposal 4 is set forth in the certificate of amendment annexed to the Definitive Proxy Statement as Appendix B. Assuming the Board deems it advisable, the Authorized Common Stock Increase will be effected upon the filing of the certificate of amendment to the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The Board will implement the Authorized Common Stock Increase at such time, if ever, if and when it is deemed by the Board to be advisable. The Board will also have the discretion to abandon the Authorized Common Stock Increase in authorized shares if the Board does not believe it to be in the best interests of the Company and its stockholders.

Proposal 5: Authorization of an adjournment of the Annual Meeting of Stockholders, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3 or Proposal 4.

The stockholders approved the authorization of an adjournment of the Annual Meeting based on the votes listed below; however, the Board determined not to adjourn the Annual Meeting of Stockholders to solicit additional proxies in favor of Proposal 3 or Proposal 4 since both of these proposals received sufficient votes approving each of Proposal 3 and Proposal 4.

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,510,530	1,784,866	372,793	0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Description
10.1	Amendment No. 3 to the Elys Game Technology, Corp. 2018 Equity Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on December 5, 2022)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2023	ELYS GAME TECHNOLOGY, CORP.

	By:	/s/ Michele Ciavarella
	Name:	Michele Ciavarella
	Title:	Executive Chairman and Interim Chief Executive Officer